Business combinations	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Business combinations

4	Business combinations

4.1 Acquisition in 2024 (Unidom)

On July 1, 2024, Afya Brazil acquired 100% of the share capital of Unidom, a post-secondary education institution with governmental authorization to offer on-campus, undergraduate degrees and graduate programs in medicine and health, as well as other courses. The fair values of the identifiable assets acquired and liabilities assumed as of acquisition date were:

Unidom
Assets
Cash and cash equivalents	3,272
Trade receivables	9,368
Advances	94
Recoverable taxes	82
Other assets	854
Indemnification assets	7,185
Property and equipment	5,709
Rights-of-use assets	28,989
Intangible assets	462,042
517,595
Liabilities
Trade payables	1,732
Loans and financing	4,377
Labor and social obligations	7,368
Taxes payable	5,254
Other taxes payable (i)	28,274
Advances from customers	1,234
Lease liabilities	28,989
Provision for legal proceedings	7,246
Other liabilities	4,393
88,867
Total identifiable net assets at fair value	428,728
Goodwill arising on acquisition	192,034

Purchase consideration transferred	620,762
Cash paid	340,773
Consideration to be transferred	279,989

Analysis of cash flows on acquisition
Transaction costs of the acquisition	1,793
Cash paid net of cash acquired with the subsidiary	337,501
Net of cash flow on acquisition	339,294

(i)	Refers to deferred tax liabilities arising from transactions prior to Afya’s acquisition of Unidom.

The acquisition contributed with 300 operational medical school seats to the Undergraduate segment. The authorization request for these 300 medical school seats was made to MEC before the Mais Médicos Law was enacted and MEC concluded its analysis and issued Ordinance 630/2020 ("Ordinance") in 2020 to authorize the operation considering 125 medical school seats. In 2021, as a result of a judicial order, MEC reviewed the Ordinance to authorize the 300 medical school seats initially requested by Unidom. Such decision was confirmed by a federal judge in the State of Bahia in 2023. Currently, Unidom has 300 medical school seats authorized, of which 125 are final and 175 are subject to a final conclusion of the aforementioned court proceedings.

The total consideration of R$620,762, net of Net Debt, is comprised of: (i) R$340,773 paid in cash on July 1, 2024; and (ii) R$279,989, considering purchase consideration adjustments, payable in up to ten annual installments, adjusted by the CDI rate, and it is conditioned upon the maintenance of the authorization of the 175 medical school seats in each of the prior year. The remaining payment balance is accelerated if a final and non-appealable conclusion of the aforementioned court proceedings, within the 10-year payment period, confirms the authorization for the 175 medical school seats. In turn, if, within the same 10-year payment period, a final and non-appealable conclusion of the aforementioned court proceedings does not confirm the authorization for such 175 medical school seats, the remaining payment balance will no longer be due.

This acquisition was accounted for under IFRS 3 – Business Combinations.

Transaction costs to date amount to R$2,755, which R$1,793 were expensed in the year ended December 31, 2024 (R$962 in the year ended December 31, 2023) and are included in selling, general and administrative expenses in the consolidated statement of income and other comprehensive income.

The Company measured the acquired lease liabilities using the present value of the remaining lease payments at the date of acquisition. The right-of-use assets were measured at an amount equal to the lease liabilities.

At the acquisition date, the fair value of the trade receivables acquired is substantially the same as its carrying amount.

The goodwill recognized includes the value of expected synergies arising from the acquisition, which is not separately recognized. Goodwill is allocated entirely to the Undergraduate segment. The goodwill recognized is not expected to be deductible for income taxes purposes.

The Company did not recognize deferred taxes related to the business combination because the tax basis and the accounting basis, including fair value adjustments, were the same at the date of the business combination.

The fair value measurement of separately identified intangible assets acquired are based on income approach, determined using discounted cash flows, which include significant estimates around revenue growth projections, operating profit margins projections and discount rate. The Company engaged an independent valuation specialist to assist Management to assess the fair value of the assets acquired and liabilities assumed at the date of acquisition. The valuation techniques used were as follows:

Intangible assets acquired	Valuation technique
Licenses

With-and-without method

The with-and-without method consists of estimating the fair value of an asset by the difference between the value of this asset in two scenarios: a scenario considering the existence of the asset in question and another considering its non-existence.

Customer relationships

Multi-period excess earnings method

The method considers the present value of net cash flows expected to be generated by customer relationships, by excluding any cash flows related to contributory assets.

From the date of acquisition, Unidom contributed R$63,643 of revenue and R$30,013 to income before income taxes of the Company in the year ended December 31, 2024. If the acquisition had taken place at the beginning of the year, revenue and income before income taxes for the year ended December 31, 2024 would have been R$3,354,571 and R$697,449, respectively.